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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21374

PIMCO Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2012

Date of reporting period:	October 31, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

PIMCO Income Strategy Fund Schedule of Investments

October 31, 2011 (unaudited)

Principal
Amount
(000s)		Value*
CORPORATE BONDS & NOTES—56.1%
Airlines—1.3%
	American Airlines Pass Through Trust,
$3,773	9.73%, 9/29/14	$3,282,858
1,861	10.18%, 1/2/13	1,749,616
		5,032,474

Banking—8.7%
2,600	AgFirst Farm Credit Bank, 7.30%, 11/28/11 (a)(b)(d)(f)(i)
	(acquisition cost-$2,225,000; purchased 2/26/10-4/15/10)	2,571,592
	Barclays Bank PLC (f),
1,200	7.375%, 12/15/11 (a)(d)(h)	1,188,000
1,885	7.434%, 12/15/17 (a)(d)(h)	1,771,900
£7,800	14.00%, 6/15/19	14,617,263
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	3,874,990
$4,400	11.00%, 6/30/19 (a)(d)(f)(h)	5,338,679
600	HBOS PLC, 6.75%, 5/21/18 (a)(d)	523,512
	Regions Financial Corp.,
800	7.375%, 12/10/37	664,000
1,500	7.75%, 9/15/24	1,312,500
£2,000	Santander Issuances S.A. Unipersonal,
	7.30%, 7/27/19, (converts to FRN on 9/27/14)	2,926,266
		34,788,702

Chemicals—0.5%
$1,861	Lyondell Chemical Co., 8.00%, 11/1/17	2,102,930

Consumer Products—0.2%
800	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a)(d)	776,000

Energy—0.2%
1,100	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	638,000

Financial Services—26.6%
	Ally Financial, Inc.,
304	5.90%, 1/15/19	267,615
156	5.90%, 10/15/19	135,531
55	6.00%, 2/15/19	48,496
90	6.00%, 3/15/19	79,387
8	6.00%, 4/15/19	7,043
325	6.00%, 9/15/19	284,806
95	6.05%, 8/15/19	83,484
413	6.05%, 10/15/19	362,753
31	6.125%, 10/15/19	27,362
1,208	6.15%, 8/15/19	1,069,992
1,371	6.25%, 2/15/16	1,275,093
25	6.25%, 1/15/19	22,420
120	6.30%, 8/15/19	107,312
1,168	6.35%, 2/15/16	1,090,438
285	6.35%, 4/15/16	265,492
216	6.40%, 3/15/16	201,820

Principal
Amount
(000s)		Value*
Financial Services (continued)
$360	6.40%, 11/15/19	$323,199
1,357	6.50%, 2/15/16	1,274,109
20	6.50%, 9/15/16	18,643
442	6.50%, 10/15/16	414,179
170	6.50%, 12/15/18	154,115
22	6.50%, 5/15/19	19,975
358	6.55%, 12/15/19	324,248
14	6.60%, 5/15/18	12,726
51	6.65%, 6/15/18	46,811
60	6.70%, 6/15/18	55,222
329	6.75%, 4/15/13	327,961
3	6.75%, 8/15/16	2,827
13	6.75%, 6/15/17	12,269
89	6.75%, 5/15/19	82,017
10	6.75%, 6/15/19	9,211
205	6.80%, 9/15/16	193,519
3	6.80%, 10/15/18	2,766
938	6.85%, 4/15/16	890,979
30	6.85%, 5/15/18	27,661
336	6.875%, 8/15/16	318,413
5	6.875%, 7/15/18	4,638
140	6.90%, 6/15/17	133,148
32	6.90%, 8/15/18	29,728
151	6.95%, 6/15/17	142,581
25	7.00%, 12/15/16	23,797
27	7.00%, 6/15/17	25,601
130	7.00%, 7/15/17	123,178
367	7.00%, 2/15/18	341,240
12	7.00%, 3/15/18	11,324
155	7.00%, 8/15/18	144,772
5	7.00%, 9/15/18	4,662
42	7.05%, 3/15/18	39,448
39	7.05%, 4/15/18	36,370
160	7.125%, 10/15/17	151,515
40	7.15%, 3/15/25	35,615
75	7.20%, 10/15/17	71,343
288	7.25%, 6/15/16	277,450
293	7.25%, 9/15/17	277,973
10	7.25%, 4/15/18	9,417
10	7.25%, 8/15/18	9,459
328	7.25%, 9/15/18	310,280
25	7.30%, 1/15/18	23,715
396	7.35%, 4/15/18	375,119
57	7.50%, 6/15/16	55,450
45	7.55%, 5/15/16	43,882
47	7.75%, 10/15/17	45,668
110	8.125%, 11/15/17	108,752
110	9.00%, 7/15/20	109,968
£1,700	BAC Capital Trust VII, 5.25%, 8/10/35	1,804,064
$1,400	Capital One Capital VI, 8.875%, 5/15/40	1,463,972
	CIT Group, Inc.,
1,157	7.00%, 5/1/15	1,158,046

Principal
Amount
(000s)		Value*
Financial Services (continued)
$1,579	7.00%, 5/1/16	$1,582,824
2,210	7.00%, 5/1/17	2,213,189
2,500	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	2,531,250
	Credit Agricole S.A. (f),
2,500	6.637%, 5/31/17 (a)(d)	1,713,750
£1,000	8.125%, 10/26/19	1,254,162
	Ford Motor Credit Co. LLC,
$15,500	8.00%, 12/15/16	17,958,316
4,600	8.125%, 1/15/20 (h)	5,614,203
7,000	ILFC E-Capital Trust I, 4.77%, 12/21/65, FRN (a)(d)(h)	4,818,660
	LBG Capital No.1 PLC,
€500	6.439%, 5/23/20	535,994
€200	7.375%, 3/12/20	221,392
£300	7.588%, 5/12/20	405,191
£4,800	7.867%, 12/17/19	6,519,592
£700	7.869%, 8/25/20	945,446
$2,500	7.875%, 11/1/20 (a)(d)	2,175,000
1,400	8.00%, 6/15/20 (a)(d)(f)	1,169,000
2,000	8.50%, 12/17/21 (a)(d)(f)	1,370,000
£900	11.04%, 3/19/20	1,432,639
	LBG Capital No.2 PLC,
£534	9.125%, 7/15/20	712,654
£2,500	11.25%, 9/14/23	3,738,369
$1,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (e)	1,650
1,629	NB Capital Trust II, 7.83%, 12/15/26 (h)	1,464,064
5,000	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (f)(h)	5,017,835
3,700	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	2,617,750
	SLM Corp.,
400	6.25%, 1/25/16	400,793
6,200	8.00%, 3/25/20 (h)	6,463,500
6,400	8.45%, 6/15/18 (h)	6,806,726
2,168	SMFG Preferred Capital USD 3 Ltd., 9.50%, 7/25/18 (a)(d)(f)	2,471,520
	Springleaf Finance Corp.,
€900	3.25%, 1/16/13	1,093,296
$8,200	6.50%, 9/15/17 (h)	6,129,500
		106,610,334

Insurance—12.5%
10,000	American General Capital II, 8.50%, 7/1/30 (h)	9,850,000
1,600	American General Institutional Capital A, 7.57%, 12/1/45 (a)(d)	1,566,000
2,000	American General Institutional Capital B, 8.125%, 3/15/46 (a)(d)(h)	1,987,500
	American International Group, Inc.,
€2,800	4.875%, 3/15/67, (converts to FRN on 3/15/17)	2,794,382
$4,000	6.25%, 3/15/87, (converts to FRN on 3/15/37) (h)	3,330,000
MXN 8,000	7.98%, 6/15/17	573,796
€1,900	8.00%, 5/22/68, (converts to FRN on 5/22/18) (a)(d)	2,287,256
$8,200	8.175%, 5/15/68, (converts to FRN on 5/15/38) (h)	7,943,750
4,400	8.25%, 8/15/18 (h)	4,974,763
£1,300	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,870,792
$2,200	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a)(d)(f)(h)	2,258,432
2,300	Hartford Financial Services Group, Inc.,
	8.125%, 6/15/68, (converts to FRN on 6/15/18)	2,351,750

Principal
Amount
(000s)		Value*
Insurance (continued)
$2,000	MetLife Capital Trust IV, 7.875%, 12/15/67, (converts to FRN on 12/15/37) (a)(d)(h)	$2,127,292
3,300	MetLife Capital Trust X, 9.25%, 4/8/68, (converts to FRN on 4/8/38) (a)(d)(h)	3,877,500
2,440	Progressive Corp., 6.70%, 6/15/67, (converts to FRN on 6/15/17) (h)	2,424,494
		50,217,707

Oil & Gas—2.7%
	NGPL PipeCo LLC (a)(d),
5,000	7.119%, 12/15/17	5,254,855
5,000	7.768%, 12/15/37 (h)	4,793,005
600	SandRidge Energy, Inc., 8.00%, 6/1/18 (a)(d)	603,000
		10,650,860

Telecommunications—2.7%
11,000	CenturyLink, Inc., 7.60%, 9/15/39 (h)	10,995,952

Utilities—0.7%
1,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)	1,928,500
390	Dominion Resources, Inc., 2.669%, 9/30/66 FRN	332,882
400	PPL Capital Funding, Inc.,
	6.70%, 3/30/67, (converts to FRN on 3/30/17)	386,429
		2,647,811
	Total Corporate Bonds & Notes (cost—$220,102,360)	224,460,770

MUNICIPAL BONDS—21.8%
California—9.3%
9,200	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	10,684,420
3,000	Fresno Cnty. Rev., zero coupon, 8/15/24, Ser. A (FGIC-NPFGC)	1,393,380
5,000	Golden State Tobacco Securitization Corp. Rev.,
	5.125%, 6/1/47, Ser. A-1	3,252,050
900	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	969,138
7,600	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	9,171,832
1,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	1,221,781
600	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	605,748
1,000	Riverside Electric Rev., 7.605%, 10/1/40	1,306,570
1,000	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	347,010
400	San Marcos Unified School Dist., GO, zero coupon, 8/1/32	110,912
4,000	State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	4,398,840
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	3,891,420
		37,353,101

Colorado—1.2%
4,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	4,963,440

District of Columbia—2.1%
7,500	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	8,092,800

Nevada—2.8%
10,000	Las Vegas Valley Water Dist., GO, 7.263%, 6/1/34	11,257,900

New Jersey—0.6%
	Middlesex Cnty. Improvement Auth. Rev., (AGM-GTD),
1,935	zero coupon, 10/1/22	1,033,638
2,455	zero coupon, 10/1/23	1,215,471
		2,249,109

Principal
Amount
(000s)		Value*
Ohio—2.7%
$8,000	American Municipal Power-Ohio, Inc. Rev.,
	Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	$10,770,320

Pennsylvania—0.1%
1,000	Philadelphia Auth. for Industrial Dev. Rev.,
	zero coupon, 4/15/26, Ser. B (AMBAC)	324,160

Texas—3.0%
1,900	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	2,070,392
9,000	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	10,043,460
		12,113,852
	Total Municipal Bonds (cost—$77,161,679)	87,124,682

MORTGAGE-BACKED SECURITIES—11.8%
157	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	104,632
3,100	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	2,363,823
	BCAP LLC Trust, CMO, VRN (a)(d),
1,200	5.722%, 3/26/37	98,400
988	10.325%, 6/26/36	113,583
394	Bear Stearns Alt-A Trust, 2.839%, 11/25/36, CMO, VRN	197,237
	Chase Mortgage Finance Corp., CMO,
1,520	2.506%, 3/25/37, FRN	1,116,131
33	3.148%, 12/25/35, FRN	31,488
1,600	6.00%, 2/25/37	1,232,758
1,200	6.00%, 7/25/37	973,095
2,493	6.25%, 10/25/36	2,080,226
418	Citicorp Mortgage Securities, Inc., 5.50%, 4/25/37, CMO	403,758
	Countrywide Alternative Loan Trust, CMO,
209	5.50%, 3/25/36	139,343
3,849	6.00%, 5/25/36	2,424,275
2,961	6.034%, 4/25/36, VRN	1,747,588
1,227	6.25%, 11/25/36	905,547
650	6.50%, 8/25/36	357,542
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
114	2.768%, 2/20/35, VRN	89,061
1,328	5.50%, 10/25/35	1,244,799
1,259	5.75%, 3/25/37	1,045,020
818	6.00%, 5/25/36	701,051
900	6.00%, 2/25/37	734,562
280	6.00%, 4/25/37	244,450
1,366	6.25%, 9/25/36	914,699
669	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37, CMO	559,917
	GSR Mortgage Loan Trust, CMO,
305	5.50%, 5/25/36	247,090
7,231	6.00%, 2/25/36	6,359,535
75	Harborview Mortgage Loan Trust, 2.769%, 7/19/35, CMO, VRN	49,899
	JPMorgan Mortgage Trust, CMO,
1,892	5.00%, 3/25/37	1,480,152
858	5.471%, 1/25/37,VRN	628,413
459	6.00%, 8/25/37	384,525
	Residential Asset Securitization Trust, CMO,
1,382	5.75%, 2/25/36	919,700

Principal
Amount
(000s)		Value*
$544	6.00%, 9/25/36	$291,653
1,416	6.00%, 7/25/37	1,048,419
	Residential Funding Mortgage Securities I, CMO,
496	6.00%, 9/25/36	424,083
1,171	6.00%, 1/25/37	988,275
5,985	6.00%, 6/25/37	4,717,788
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
3,364	5.523%, 4/25/37	2,364,897
531	5.810%, 2/25/37	346,429
	WaMu Mortgage Pass Through Certificates, CMO,
1,000	5.555%, 2/25/37, FRN	779,242
304	5.835%, 9/25/36, VRN	214,105
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
5,120	2.734%, 7/25/36, FRN	3,740,838
565	2.739%, 7/25/36, FRN	418,223
278	2.771%, 4/25/36, VRN	215,707
860	5.75%, 3/25/37	732,605
512	6.00%, 6/25/37	472,586
700	6.00%, 7/25/37	660,122
	Total Mortgage-Backed Securities (cost—$47,873,160)	47,307,271

Shares
PREFERRED STOCK—3.9%
Banking—1.2%
90,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a)(b)(d)(f)(i)(j)
	(acquisition cost-$4,940,700; purchased 2/26/10-2/1/11)	4,853,888

Financial Services—0.9%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (f)(j)	1,940,000
60,000	Citigroup Capital XIII, 7.875%, 10/30/15 (j)	1,615,800
		3,555,800

Real Estate Investment Trust—1.8%
6,800	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a)(d)(f)	7,341,681
	Total Preferred Stock (cost—$16,746,700)	15,751,369

CONVERTIBLE PREFERRED STOCK—2.1%
Financial Services—0.7%
2,700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	2,851,605

Utilities—1.4%
98,000	PPL Corp., 9.50%, 7/1/13	5,571,300
	Total Convertible Preferred Stock (cost—$7,163,145)	8,422,905

Principal
Amount
(000s)
ASSET-BACKED SECURITIES—0.7%
$1,297	Asset-Backed Funding Certificates, 0.465%, 5/25/37, FRN (a)(d)	1,060,686
1,106	GSAA Trust, 6.295%, 6/25/36	575,144
815	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	817,426
746	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47	468,729
	Total Asset-Backed Securities (cost—$2,855,990)	2,921,985

Principal
Amount
(000s)		Value*
SENIOR LOANS (a)(c)—0.7%
Multi-Media—0.7%
	Seven Media Group, Term T1,
AUD 2,809	6.446%, 12/28/12	$2,907,004

Shares
MUTUAL FUNDS—0.0%
1,540	BlackRock MuniYield Quality Fund II, Inc.	19,204
3,836	BlackRock MuniYield Quality Fund III, Inc.	50,290
	Total Mutual Funds (cost—$66,897)	69,494

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS—2.9%
Corporate Notes—1.2%
Airlines—0.2%
$900	American Airlines, Inc., 10.50%, 10/15/12	884,250

Financial Services—1.0%
	Ally Financial, Inc.,
3,812	7.10%, 9/15/12	3,807,029
100	7.125%, 8/15/12	99,910
		3,906,939
	Total Corporate Notes (cost—$4,819,397)	4,791,189

U.S. Treasury Obligations (g)(k)—0.4%
	U.S. Treasury Bills,
1,590	0.005%-0.013%, 12/1/11-12/15/11 (cost—$1,589,991)	1,589,991

Repurchase Agreements—1.3%
3,900	Deutsche Bank Securities, Inc., dated 10/31/11, 0.10%, due 11/1/11, proceeds $3,900,011; collateralized by U.S. Treasury Notes, 3.625%, due 2/15/21, valued at $4,007,099 including accrued interest	3,900,000
1,400	State Street Bank & Trust Co., dated 10/31/11, 0.01%, due 11/1/11, proceeds $1,400,000; collateralized by U.S. Treasury Notes, 4.625%, due 2/15/40, valued at $1,430,145 including accrued interest	1,400,000
	Total Repurchase Agreements (cost—$5,300,000)	5,300,000
	Total Short-Term Investments (cost—$11,709,388)	11,681,180

	Total Investments (cost—$385,945,391) (l)—100.0%	$400,646,660

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the closing net asset value per share of each mutual fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $68,946,195, representing 17.2% of total investments.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2011.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)	Restricted. The aggregate acquisition cost of such securities is $7,165,700 and the aggregate market value is $7,425,480, representing 1.9% of total investments.

(j)	Dividend rate is fixed until the first call date and variable thereafter.

(k)	Rates reflect the effective yields at purchase date.

(l)

At October 31, 2011, the cost basis of portfolio securities for federal income tax purposes was $385,970,457. Gross unrealized appreciation was $25,379,774, gross unrealized depreciation was $10,703,571 and net unrealized appreciation was $14,676,203. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

Glossary:

AGM	—	insured by Assured Guaranty Municipal Corp.
AMBAC	—	insured by American Municipal Bond Assurance Corp.
AUD	—	Australian Dollar
	£—	British Pound
CMO	—	Collateralized Mortgage Obligation
CP	—	Certificates of Participation
	€—	Euro
FGIC	—	insured by Financial Guaranty Insurance Co.
FRN	—	Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2011.
GO	—	General Obligation Bond
GTD	—	Guaranteed
LIBOR	—	London Inter-Bank Offered Rate
MXN	—	Mexican Peso
NPFGC	—	insured by National Public Finance Guarantee Corp.
VRN	—

Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2011.

Other Investments:

(A) Credit default swap agreements:

Sell protection swap agreements outstanding at October 31, 2011 (1):

						Upfront
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Unrealized
Referenced Debt Issuer	(000s) (3)	Spread (2)	Date	Received	Value (4)	Paid	Appreciation
Goldman Sachs:
HCA	$1,500	1.85%	9/20/2013	3.00%	$36,505	—	$36,505

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(B)  Forward foreign currency contracts outstanding at October 31, 2011:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)
Purchased:
144,530 Brazilian Real settling 11/3/11	HSBC Bank	$88,887	$84,183	$(4,704)
144,530 Brazilian Real settling 1/4/12	Morgan Stanley	81,293	83,002	1,709
7,095,112 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	1,095,347	1,117,503	22,156
4,719,000 Euro settling 11/2/11	Citigroup	6,691,542	6,529,680	(161,862)
323,000 Mexican Peso settling 11/18/11	Deutsche Bank	27,466	24,203	(3,263)
60,000 Mexican Peso settling 11/18/11	Morgan Stanley	5,025	4,496	(529)
760,150 South African Rand settling 1/26/12	JPMorgan Chase	104,223	94,619	(9,604)
Sold:
2,786,000 Australian Dollar settling 11/10/11	Citigroup	2,723,482	2,933,304	(209,822)
144,530 Brazilian Real settling 11/3/11	Morgan Stanley	82,306	84,183	(1,877)
12,453,000 British Pound settling 11/10/11	Citigroup	19,442,010	20,021,592	(579,582)
12,453,000 British Pound settling 11/10/11	Royal Bank of Canada	19,446,916	20,021,592	(574,676)
6,975,000 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	1,096,698	1,097,586	(888)
2,153,000 Euro settling 1/17/12	Barclays Bank	2,957,145	2,977,566	(20,421)
4,719,000 Euro settling 11/2/11	Citigroup	6,548,627	6,529,680	18,947
4,719,000 Euro settling 12/2/11	Citigroup	6,689,447	6,527,698	161,749
2,026,000 Euro settling 1/17/12	Deutsche Bank	2,794,776	2,801,927	(7,151)
200,000 Mexican Peso settling 11/18/11	Barclays Bank	14,548	14,986	(438)
1,329,700 Mexican Peso settling 3/15/12	HSBC Bank	100,000	98,578	1,422
183,000 Mexican Peso settling 11/18/11	JPMorgan Chase	13,333	13,712	(379)
1,337,100 Mexican Peso settling 3/15/12	Morgan Stanley	100,000	99,126	874
2,665,650 Mexican Peso settling 3/15/12	UBS	200,000	197,618	2,382
76,469 South African Rand settling 1/26/12	Barclays Bank	9,462	9,518	(56)
683,681 South African Rand settling 1/26/12	Goldman Sachs	85,990	85,100	890
				$(1,365,123)

At October 31, 2011, the Fund held $375,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(C) Open reverse repurchase agreements at October 31, 2011

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.61%	8/25/2011	11/28/2011	$2,983,422	$2,980,000
	0.75%	8/24/2011	2/17/2012	5,806,368	5,798,000
	0.76%	8/24/2011	2/14/2012	10,821,829	10,806,000
	1.05%	8/24/2011	2/17/2012	4,568,201	4,559,000
	1.05%	8/24/2011	2/24/2012	5,132,338	5,122,000
Credit Suisse First Boston	0.65%	8/24/2011	11/23/2011	576,718	576,000
	0.85%	8/24/2011	11/23/2011	1,912,110	1,909,000
Deutsche Bank	0.55%	8/24/2011	11/10/2011	2,855,006	2,852,000
	0.55%	8/24/2011	11/15/2011	1,191,255	1,190,000
	0.55%	8/24/2011	11/18/2011	5,196,472	5,191,000
	0.70%	8/24/2011	11/10/2011	4,742,354	4,736,000
	0.70%	8/24/2011	11/18/2011	5,692,628	5,685,000
	0.70%	8/24/2011	11/29/2011	6,170,267	6,162,000
Greenwich Capital Markets	0.60%	8/24/2011	11/9/2011	1,145,316	1,144,000
	0.60%	8/24/2011	11/23/2011	1,527,755	1,526,000
UBS	0.80%	8/24/2011	2/13/2012	1,429,188	1,427,000
	0.80%	8/24/2011	2/27/2012	3,055,678	3,051,000
					$64,714,000

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended October 31, 2011 was $89,740,510 at a weighted average interest rate of 0.67%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2011 was $70,373,632.

At October 31, 2011, the Fund held $230,000 in principal value of U.S. Treasury Obligations as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the three months ended October 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilites for level 2 and level 3, in accordance with the Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond or note, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at October 31, 2011 in valuing the Fund’s assets and liabilities is listed below:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/11
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	—	—	$5,032,474	$5,032,474
Energy	—	—	638,000	638,000
All Other	—	$218,790,296	—	218,790,296
Municipal Bonds	—	87,124,682	—	87,124,682
Mortgage-Backed Securities	—	47,095,288	211,983	47,307,271
Preferred Stock:
Financial Services	$3,555,800	—	—	3,555,800
All Other	—	12,195,569	—	12,195,569
Convertible Preferred Stock	8,422,905	—	—	8,422,905
Asset-Backed Securities	—	2,921,985	—	2,921,985
Senior Loans	—	2,907,004	—	2,907,004
Mutual Funds	69,494	—	—	69,494
Short-Term Investments	—	11,681,180	—	11,681,180
Total Investments in Securities - Assets	$12,048,199	$382,716,004	$5,882,457	$400,646,660

Other Financial Instruments* - Assets
Credit Contracts	—	$36,505	—	$36,505
Foreign Exchange Contracts	—	210,129	—	210,129
Total Other Financial Instruments* - Assets	—	$246,634	—	$246,634

Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	$(1,575,252)	—	$(1,575,252)
Total Investments	$12,048,199	$381,387,386	$5,882,457	$399,318,042

*Other financial instruments not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Level 1 and 2 during the three months ended October 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended October 31, 2011, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	7/31/11	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3	Level 3	10/31/11
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$22,043,236	—	$(15,972,453)	$(3,683)	$151,184	$(1,185,810)	—	—	$5,032,474
Energy	852,500	—	—	3,938	—	(218,438)	—	—	638,000
Mortgage-Backed Securities	226,603	$1,709	$(14,029)	19,398	12,166	(33,864)	—	—	211,983
Total Investments	$23,122,339	$1,709	$(15,986,482)	$19,653	$163,350	$(1,438,112)	—	—	$5,882,457

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at October 31, 2011 was $(802,894).

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Strategy Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: December 21, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: December 21, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 21, 2011